Exhibit 10.23

          Split Dollar Insurance Agreement between the Company,
          William H. Brenton Crummy Trust and William H. Brenton
          Crummy Trust II, dated November 23, 1994.
     132

Split Dollar Insurance Agreement

Collateral Assignment


     AGREEMENT, made and entered into this 23rd day of November, 1994, by and between Brenton Banks, Inc., Des Moines, Iowa ("Company"), and the William H. Brenton Crummey Trust and the William H. Brenton Crummey Trust II, irrevocable trusts, for the benefit of William H. Brenton and William H. Brenton ("Owner"), Des Moines, Iowa.

     WHEREAS, William H. Brenton is a valued Employee of the Company, and Company wishes to provide additional inducement for William H. Brenton's continued involvement with the Company, and as additional compensation, Company wishes to assist William H. Brenton with respect to a personal life insurance program by entering into this Split Dollar Insurance Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. Policy. The life insurance policy (the "Policy") with which this Agreement deals is identified in Exhibit "A" attached hereto and by this reference incorporated herein. In the event that this Agreement deals with multiple life insurance policies, each policy shall be identified in a separate Exhibit "A" attached hereto, and all references herein to the Policy shall include all policies with respect to which a separate Exhibit "A" is attached hereto.

     2. Ownership. The Owner shall at all times be the owner of the Policy, and shall have the sole right to exercise all ownership rights granted to the owner by the terms of the Policy. It is the express intention of the parties hereto to reserve to the Owner all rights in the Policy granted by the terms of the Policy, including, but not limited to, the right to borrow against the Policy, the right to assign the Owner's interest in the Policy, the right to change the beneficiary of the Policy, the right to exercise settlement options, and the right to surrender or cancel the Policy (in whole or in part). The Company shall not have nor exercise any right in and to the Policy which could in any way endanger, defeat or impair any of the rights of the Owner in the Policy. The only rights in and to the Policy granted to the Company shall be its security interest in the cash value of the Policy and its right to receive a portion of the death benefit of the Policy, all as provided herein.

     3. Premiums. Premiums on the Policy shall be paid by the parties hereto as set forth in Exhibit "B" attached hereto and by this reference incorporate herein.

     4. Interest of Company in the Policy. The Company's interest in the Policy shall be limited to the following rights in the cash value and to a portion of the death benefit of the Policy as set forth below:

          a. In the event the Policy is totally surrendered or canceled by the Owner, the Company shall receive from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking
     5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company").

          b. Upon the death of William H. Brenton, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of William H. Brenton and William H. Brenton's spouse, while the Policy remains in force, the Company shall receive from the death benefit proceeds of the Policy the Amount Due Company.
     133

          c. In the event of the termination of this Agreement, the Company shall be repaid by the Owner the Amount Due
     Company.

          d. In the event the Owner obtains a policy loan with respect to the Policy or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company, the Owner will repay to the Company a portion of any Policy loan proceeds or partial surrender proceeds to the Company so as to cause the net cash surrender value of the Policy following the policy loan or partial surrender to be equal to or exceed the Amount Due Company.

As used in this Agreement, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Agreement, the term "the aggregate amount of cumulative premiums paid by the Company" shall mean the aggregate amount of premiums paid by the Company net of any repayment to the Company of such amount.

     5. Collateral Assignment. Contemporaneously herewith the Owner has assigned the Policy as collateral security to secure payment of the amounts payable to Company identified herein under a form of Collateral Assignment which has been filed with the insurance company issuing the Policy. In the event of a total or partial surrender of the Policy, termination of this Agreement or upon the death of William H. Brenton, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of William H. Brenton and William H. Brenton's spouse, the amounts payable to the Company identified herein shall be paid to the Company in accordance with the terms of such Collateral Assignment.

     6. Death of William H. Brenton. Upon the death of William H. Brenton, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of William H. Brenton and William H. Brenton's spouse, the balance of the death benefit under the Policy in excess of the amount payable to the Company under the provisions hereof, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Owner in the manner and in the amounts provided by the beneficiary designation of the Policy filed with the insurance company issuing the Policy.

     7. Termination. This Agreement may be terminated at any time upon the mutual agreement of the parties hereto.

     8. Assignment by Owner. In the event the Owner shall transfer all interest in the Policy to a transferee, then all of the Owner's interest in the Policy and in this Agreement shall be vested in the transferee, who shall become a substituted party hereto and who shall become bound by the provisions hereof, and the Owner shall have no further interest in the Policy or in this Agreement.

     9. Assignment by Company. The Company shall not assign any of its rights in the Policy or in this Agreement to anyone other than the Owner (or the Owner's transferee, if the Owner has transferred its rights in the Policy) without the prior written consent of the Owner (or the Owner's transferee, if the Owner has transferred its rights in the Policy). Any attempted assignment or transfer by the Company in violation of this paragraph shall be null and void and of no force and effect.

    10. Insurer Liability. The insurance company which issues the Policy shall not be deemed to be bound by the provisions of this Agreement nor to have notice of the terms of this Agreement. Any and all liability of the insurance company issuing the Policy shall be determined solely by reference to the terms of the Policy, any applicable riders to the Policy, the beneficiary designation with respect to the Policy, the Collateral Assignment with respect to the Policy and any other documents filed with the insurance company and accepted and acknowledged by the insurance company.
     134

    11. Split Dollar Plan. This Agreement is intended to qualify the ownership of the Policy as a collateral assignment method split dollar life insurance employee benefit plan as described in Revenue Ruling 64-328, and shall be administered so as to qualify as such a plan.

    12. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and cannot be amended, altered, modified, except by a written instrument signed by each of the parties hereto.

    13. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement by one party to another shall be in writing, shall be signed by the party giving the notice, and shall be given either by delivery to the other party personally, or by mailing, by United States certified mail, postage prepaid, to the other party, addressed to the other party's last known mailing address as shown on the records of the Company. In the event such notice is given by mailing, the date of mailing shall be deemed the date of the giving of such notice, consent or demand.

    14. Binding on Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns.

    15. Governing Law. This Agreement shall be deemed made in the state of Iowa Business Corporation Act, the this Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the state of Iowa Business Corporation Act.

    16. Severability. In the event a particular provision of this Agreement is held to be invalid under applicable law, effect shall nevertheless be given to all valid provisions hereof to further the objectives of this Agreement.

    17. Interpretation. Where appropriate in this Agreement, words used in the singular shall include the plural, and words used in the masculine or neuter shall include the feminine.

    18. Named Fiduciary and Plan Administrator. For the purposes of the Employee Retirement Security Act of 1974 (ERISA), the Company shall be the "Named Fiduciary" and Plan Administrator of the split dollar insurance plan for which this Agreement is hereby designated the written plan instrument. The Company, as Named Fiduciary, shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement. Any decision by the Company denying a claim for benefits under this Agreement shall be stated in writing, set forth specific reasons for the denial, and be delivered or mailed to the claimant. All claim procedures under this split dollar insurance plan shall be performed in compliance with the requirements of ERISA.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the year and date first above written.


Brenton Banks, Inc.
Company


By /s/ Steven T. Schuler
Its CFO/Treasurer/Sec.
     135

Brenton Bank, N. A., Trustee of the
William H. Brenton Crummy Trust
Owner


By /s/ Gary Ernst
Its Vice Pres. Sr. Trust Officer


Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust II
Owner


By /s/ Gary Ernst
Its Vice Pres. Sr. Trust Officer


William H. Brenton
Owner


/s/ William H. Brenton
     136

EXHIBIT "A"



Policy Number:  117215X

Issued by: EMC Insurance Companies

Providing for initial death benefit proceeds of $ 300,000


     This policy is a life insurance policy on the life of William H. Brenton. The policy also provides a death benefit on the life of Natalie G. Brenton in the amount of $150,000.
     137

EXHIBIT "A"



Policy Number:  119921

Issued by: EMC Insurance Companies

Providing for initial death benefit proceeds of $ 400,000


     This policy is a life insurance policy on the life of William H.
Brenton.
     138

EXHIBIT "A"



Policy Number:  137577

Issued by: EMC Insurance Companies

Providing for initial death benefit proceeds of $ 400,000


     This policy is a life insurance policy on the life of William H.
Brenton.
     139

EXHIBIT "A"



Policy Number:  121476

Issued by: EMC Insurance Companies

Providing for initial death benefit proceeds of $ 450,000


     This policy is a life insurance policy on the life of William H. Brenton. The policy also provides a death benefit on the life of Natalie G. Brenton in the amount of $350,000.
     140

EXHIBIT "A"



Policy Number:  146078

Issued by: EMC Insurance Companies

Providing for initial death benefit proceeds of $ 500,000


     This policy is a life insurance policy on the life of William H.
Brenton.
     141

EXHIBIT "A"



Policy Number:  7890362

Issued by: Penn Mutual Life Insurance Company

Providing for initial death benefit proceeds of $ 500,000


     This policy is a survivorship life insurance policy on the lives of William H. Brenton and Natalie G. Brenton, William H. Brenton's wife, which pays a death benefit only upon the death of the survivor of William H. Brenton and Natalie G. Brenton.
     142

EXHIBIT "A"



Policy Number:  4239293

Issued by: Principal Mutual Life Insurance Company

Providing for initial death benefit proceeds of $ 500,000


     This policy is a life insurance policy on the life of William H.
Brenton.
     143

EXHIBIT "A"



Policy Number:  4239294

Issued by: Principal Mutual Life Insurance Company

Providing for initial death benefit proceeds of $ 500,000


     This policy is a life insurance policy on the life of Natalie G.
Brenton.
     144

EXHIBIT "A"



Policy Number: 44243450

Issued by: Equitable Variable Life Insurance Company

Providing for initial death benefit proceeds of $ 750,000


     This policy is a life insurance policy on the life of William H.
Brenton.
     145

EXHIBIT "B"



Premiums

     The Company shall pay the following premiums due on each Policy.

Policy Number                                         Premiums Paid

EMC Insurance Companies
     117215X                                               $  3,700
     119921                                                   7,758
     137577                                                   9,120
     121476                                                  11,390
     146078                                                  20,300

Penn Mutual Life Insurance Company
     7890362                                                  6,532

Principal Mutual Life Insurance Company
     4239293                                                  6,300
     4239294                                                  5,100

Equitable Variable Life Insurance Company
     44243450                                                43,800
                                                           ________

Total premiums paid                                        $114,000
                                                           ________
                                                           ________

     146

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 117215X (the "Policy") issued by EMC Insurance Companies (the "Insurer") upon the life of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     147

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.
     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.


William H. Brenton
Owner


___________________________________________

Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     148

ACCEPTED:

EMC Insurance Companies
Insurer


By_________________________________________

Its________________________________________
     149

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 119921 (the "Policy") issued by EMC Insurance Companies (the "Insurer") upon the life of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     150

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.

Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust
Owner


By_________________________________________
Its________________________________________


Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     151

ACCEPTED:

EMC Insurance Companies
Insurer


By________________________________________
Its_______________________________________
     152

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 137577 (the "Policy") issued by EMC Insurance Companies (the "Insurer") upon the life of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     153

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.


Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust
Owner


By_________________________________________
Its________________________________________


Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     154

ACCEPTED:

EMC Insurance Companies
Insurer


By________________________________________
Its_______________________________________
     155

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 121476 (the "Policy") issued by EMC Insurance Companies (the "Insurer") upon the life of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     156

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.

William H. Brenton
Owner


___________________________________________

Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     157

ACCEPTED:

EMC Insurance Companies
Insurer


By_________________________________________
Its________________________________________
     158

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 146078 (the "Policy") issued by EMC Insurance Companies (the "Insurer") upon the life of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:
     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     159

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.


Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust
Owner


By_________________________________________
Its________________________________________


Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     160

ACCEPTED:

EMC Insurance Companies
Insurer


By_________________________________________
Its________________________________________
     161

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 4239293 (the "Policy") issued by Principal Mutual Life Insurance Company (the "Insurer") upon the life of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     162

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.


Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust
Owner


By_________________________________________
Its________________________________________


Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     163

ACCEPTED:

Principal Mutual Life Insurance Company
Insurer


By_________________________________________
Its________________________________________
    164

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 4239294 (the "Policy") issued by Principal Mutual Life Insurance Company (the "Insurer") upon the life of Natalie G. Brenton, wife of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and
     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     165

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.



Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust
Owner


By_________________________________________
Its________________________________________


Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     166

ACCEPTED:

Principal Mutual Life Insurance Company
Insurer


By_________________________________________
Its________________________________________
     167

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of December, 1994, by the undersigned as owner (the "Owner") of a certain life insurance policy number 44243450 (the "Policy") issued by Equitable Variable Life Insurance Company (the "Insurer") upon the life of William H. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     168

     3. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.



Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust
Owner


By_________________________________________
Its________________________________________


Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     169
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ACCEPTED:

Equitable Variable Life Insurance Company
Insurer


By_________________________________________
Its________________________________________
     170

Collateral Assignment


     THIS ASSIGNMENT is made and entered into this ________ day of ________________________, ________, by the undersigned as owner (the "Owner")
of a certain life insurance policy number 7890362 (the "Policy") issued by Penn Mutual Life Insurance Company (the "Insurer") upon the lives of William
H. Brenton and Natalie G. Brenton, and Brenton Bank, Inc. (the "Assignee").

     WHEREAS, William H. Brenton ("Employee") is a valued Employee of the Assignee, and

     WHEREAS, Owner has entered into a Split Dollar Agreement with the Assignee (the "Agreement"), and

     WHEREAS, in consideration of the Assignee agreeing to make certain premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the repayment of the cumulative premiums paid by the Assignee.

     NOW, THEREFORE, the undersigned Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the terms of the Agreement.

     2.   The Assignee's interest in the Policy shall be strictly limited to:

          a. The right to be repaid from the surrender proceeds of the Policy: (i) the aggregate amount of cumulative premiums paid by the Company, plus (ii) an amount, not less than zero, which is calculated by taking 5.2 percent per annum of the total amount of cumulative premiums paid by the Company to date less $300,000.00 ("Amount Due Company") in the event the Policy is totally surrendered or canceled by the Owner.

          b. The right to be repaid from the death benefit proceeds of the Policy the Amount Due Company upon the death of the Employee, or, if the Policy is a survivorship life insurance product, upon the death of the survivor of the Employee and the Employee's spouse, while the Policy remains in force.

          c. The right to be repaid the Amount Due Company in the event of the termination of the Agreement.

          d. The right to be repaid a portion of any Policy loan proceeds or partial surrender proceeds paid to the Assignee so as to cause the net cash surrender value of the Policy to be equal to or exceed the Amount Due Company in the event the Owner obtains a Policy loan or in the event the Policy is partially surrendered and such loan or partial surrender causes the net cash surrender value of the Policy to be a sum less than the Amount Due Company.

As used in this Assignment, the term "net cash surrender value" shall mean the cash surrender value of the Policy, less the amount of any then existing loans or withdrawals against the Policy obtained by the Owner. As used in this Assignment, the term "the aggregate amount of cumulative premiums paid by the Assignee" shall mean the aggregate amount of premiums paid by the Assignee net of any repayment to the Assignee of such amount.
     171
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     3.   The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; make withdrawals from the Policy; assign Owner interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, surrender or cancel the Policy (in whole or in part). All of these incidents of ownership shall be exercisable by the Owner unilaterally and without the consent of any other person.

     4. The Assignee shall, upon request, if the Policy is in the possession of the Assignee, forward the Policy to the Insurer, without unreasonable delay, for change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner.

     5. The Insurer is hereby authorized to recognize the Assignee's claims, including the validity or the amount of any liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required therein or herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. Upon the Insurer giving prior written notice to Owner of the proposed payment of amounts to the Assignee, the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy. In the event this request is made, upon prior written notice thereof to the Assignee the Insurer may pay the proceeds of any surrender, cancellation, or loan to the sole order of the Owner, or as the Owner shall direct.

     7. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

     8. It is the express intention of the Owner to assign a limited interest in the Policy to the Assignee as security for certain premium payments made by the Assignee, without giving the Assignee any incidents of ownership in the Policy within the meaning of section 2042 of the Internal Revenue Code (and regulations thereunder), or any similar provision of subsequent law. All provisions of this Collateral Assignment (and of the Agreement) shall be construed and exercised so as to effect this intention.

     IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment and the Insurer has acknowledged its acceptance of this Assignment effective the day and year first above written.


Brenton Bank, N.A. Trustee of the
William H. Brenton Crummy Trust
Owner


By_________________________________________
Its________________________________________


Brenton Banks, Inc.
Assignee


By ________________________________________
Its _______________________________________
     172

ACCEPTED:

Penn Mutual Life Insurance Company
Insurer


By_________________________________________
Its________________________________________
     173